UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2026

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2026, Harmony Biosciences Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 50,381,309 shares of the Company’s common stock were represented in person or by proxy, constituting a quorum. At the Annual Meeting, stockholders voted on the following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2026.

Proposal 1. The election of four Class III directors listed below to serve until the Company’s 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

	Votes For	Withheld	Broker Non-Votes
Geno Germano	44,963,163	1,524,142	3,894,004
Troy Ignelzi	32,813,495	13,673,810	3,894,004
Ron Philip	31,826,838	14,660,467	3,894,004
Andreas Wicki, Ph.D.	25,114,526	21,372,779	3,894,004

Based on the votes set forth above, each of the director nominees was duly elected.

Proposal 2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstain
49,385,510	830,697	165,102

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2026, was duly ratified.

Proposal 3. The approval on a non-binding, advisory basis, of the compensation of the Company’s named executive officers pursuant to the SEC’s compensation disclosure rules.

For	Against	Abstain	Broker Non-Vote
33,249,862	13,042,898	194,545	3,894,004

Based on the votes set forth above, the shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers pursuant to the SEC’s compensation disclosure rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: May 14, 2026	By:	/s/ Christian Ulrich
Christian Ulrich
EVP and General Counsel